SCHEDULE 14A
                                 (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]
Check the appropriate box:
[  ]  Preliminary Proxy Statement
[X ]  Definitive Proxy Statement
[  ]  Definite Additional Materials
[  ]  Soliciting Material Pursuant to
      ss Rule 14a-11(c) or Rule 14a-12

                            Anaren Microwave, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
[X]    $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)or
       Item 22(a)(2) of Schedule 14A.
[  ]   $500 per each party to the controversy pursuant to Exchange Act Rule
       14a-6(i)(3).
[  ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1)  Title of each class of securities to which transactions applies:

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         2)  Aggregate number of securities to which transactions applies:

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         3)  Per  unit  price  or other  underlying  value  of  transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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         4)  Proposed maximum aggregate value of transaction:

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         5)  Total fee paid:

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[  ]     Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------
[  ]     Check  box if any  part of the fee is offset as  provided  by  Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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         1)  Amount Previously Paid:

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         2)  Form Schedule or Registration Statement No.:

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         3)  Filing Party:

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         4)  Date Filed:

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

                            ANAREN MICROWAVE, INC.
                              6635 Kirkville Road
                         East Syracuse, New York 13057

                               -----------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                        To Be Held on December 6, 1995

                               -----------------


To the Holders of the Common Stock:

     PLEASE TAKE NOTICE, that the annual meeting of stockholders of Anaren Microwave, Inc. (the "Company") will be held on December 6, 1995 at 11:00 a.m. Eastern Standard Time at the Syracuse Marriott, 6302 Carrier Parkway, East Syracuse, New York 13057, for the following purposes:

     (1) To elect seven directors, for the term of one year and until their successors have been elected and qualified;

     (2) To approve the adoption by the Company of the Anaren Microwave, Inc. Incentive Stock Option Plan; and

     (3) To transact such other business as may be properly brought before the meeting.

     Stockholders of record as of the close of business on October 20, 1995 will be entitled to notice of and to vote at the meeting.

     Enclosed is the annual report for the fiscal year ended July 1, 1995, along with a proxy statement and proxy. Stockholders who do not expect to attend the Annual Meeting are requested to sign and return the proxy in the enclosed envelope.


                                   By Order of the Board of Directors




                                   William J. Mackay
                                   Secretary



Dated: October 27, 1995
East Syracuse, New York

                             ANAREN MICROWAVE, INC.
                               6635 Kirkville Road
                          East Syracuse, New York 13057

                                   ----------

               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
                         To be Held on December 6, 1995

     This Proxy Statement is being mailed on or about October 27, 1995, to the stockholders of Anaren Microwave, Inc. ("Anaren" or the "Company") in connection with the solicitation, by order of its Board of Directors, of proxies to be used at the Annual Meeting of stockholders of the Company. The meeting will be held on December 6, 1995 at 11:00 a.m.

     If the enclosed form of proxy is executed and returned, it may nevertheless be revoked at any time prior to its exercise by (i) submitting a subsequently dated proxy; or (ii) by filing written notice of such revocation with the Secretary of the meeting. Both of the proposals will be presented by the Board of Directors of the Company. Where a choice is specified with respect to either of the proposals, the shares represented by the proxy will be voted in accordance with the specifications made. Where a choice is not so specified, the shares represented by the proxy will be voted to elect the nominees for director named herein and to approve the adoption of the Company's Incentive Stock Option Plan.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     The only class of securities of the Company entitled to vote are its Common Shares ($.01 par value), of which each share is entitled to one vote. Stockholders of record entitled to notice of and to vote at the meeting will be determined as of the close of business on October 20, 1995. At that date there were outstanding and entitled to vote a total of 4,059,742 shares of common stock of the Company; a total of 2,029,872 shares present in person or by proxy will be required to constitute a quorum.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     Set forth below is information concerning persons known to the Company to own 5% or more of the common stock of the Company, as of October 20, 1995.(1)

   Title of     Name and Address of         Amount Beneficially     Percentage
    Class        Beneficial Owner                 Owned              of Class
    -------     -------------------         ------------------      ----------
Common Stock    Global Securities, Inc.         1,307,800             30.60%
                P.O. Box 560
                Sudbury, MA 01776

Common Stock    Carl W. Gerst, Jr.                360,356(2)           8.40%
                c/o Anaren Microwave, Inc.
                6635 Kirkville Road
                East Syracuse, NY 13057

Common Stock    Dimensional Fund                  227,300(3)           5.30%
                Advisors Inc.
                1299 Ocean Avenue
                Santa Monica, CA 90401

----------
(1) The information regarding Dimensional Fund Advisors, Inc. ("Dimensional") is as of June 30, 1995.

(2) Includes 42,756 shares held in trust for, or owned by, Mr. Gerst's family and relatives and includes 75,000 shares which Mr. Gerst has the right to acquire within 60 days pursuant to outstanding stock options.

(3) Dimensional, a registered investment advisor, is deemed to have beneficial ownership of 227,300 shares of the Company's common stock as of June 30, 1995, all of which shares are held in portfolios of DFA Investment Dimensions Group, Inc., a registered open-end investment company, (the "Fund") or in series of The DFA Investment Trust Company, a Delaware business trust, (the "Trust"), or the DFA Group Trust and the DFA Participating Group Trust, investment vehicles for qualified employee benefit plans, all of which Dimensional serves as investment manager. Dimensional disclaims beneficial ownership of all such shares. Dimensional has sole dispositive power with respect to all 227,300 shares and sole voting power with respect to 140,300 of such shares. Dimensional does not share voting power or dispositive power with respect to any of the shares. Persons who are officers of Dimensional also serve as officers of the Fund and the Trust, each an open-end management investment company registered under the Investment Company Act of 1940. In their capacities as officers of the Fund and the Trust, these persons vote 69,400 additional shares which are owned by the Fund and 17,600 shares which are owned by the Trust (both included in sole dispositive power).

                        SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth information as of October 20, 1995, with respect to the beneficial ownership of the Company's common stock by each director or nominee for director, and by all directors and officers as a group.

                                                   Amount Owned
                                 Name of           Beneficially     Percentage
  Title of Class             Beneficial Owner      and of Record      of Class
  --------------             ---------------      --------------     ---------
Common Stock .............   Hugh A. Hair            208,800(1)          4.90%
                             Carl W. Gerst, Jr.      360,356(2)          8.40%
                             William J. Mackay        40,100(3)           *  %
                             Abraham Manber              916              *  %
                             Lawrence A. Sala         20,200(4)           *  %
                             Dale F. Eck                -0-              -0- %
                             Herbert I. Corkin         7,500(5)           *  %

All Directors and Officers                           680,362(1)(2)(3)   15.90%
  as a Group (9 persons) ....................               (4)(5)(6)

----------
 *   Indicates less than 1%

(1) Includes 75,000 shares which Mr. Hair has the right to acquire within 60 days pursuant to outstanding stock options, but does not include 3,900 shares owned by Mr. Hair's relatives.

(2) Includes 42,756 shares held in trust for, or owned by, Mr. Gerst's family and relatives and includes 75,000 shares which Mr. Gerst has the right to acquire within 60 days pursuant to outstanding stock options.

(3)  Includes 40,100 shares owned by Mr. Mackay jointly with his wife.

(4) Includes 20,000 shares which Mr. Sala has the right to acquire within 60 days pursuant to outstanding stock options.

(5) Does not include 1,307,800 shares owned by Global Securities, Inc. ("Global"), as to which Mr. Corkin, the owner of 24% of the capital stock of Global, disclaims beneficial ownership.

(6) Includes 209,500 shares which all directors and officers as a group have the right to acquire within 60 days pursuant to outstanding stock options.

                      NOMINATION AND ELECTION OF DIRECTORS

     Seven directors are to be elected for the ensuing year and until their successors are elected and qualified. The shares represented by the enclosed proxy will be voted for the nominees for directors set forth herein who shall constitute the entire Board of Directors. If any nominee for director should be unavailable to serve, it is intended that such shares will be voted for such substitute nominee as may be determined by the Board of Directors. All nominees for director set forth herein have consented to serve, and the Company's Board of Directors believes they will serve, as directors.

     Set forth below are the persons who will be nominated as directors. The information contained herein with respect to the principal occupation or employment of any person not employed by Anaren and the information with regard to beneficial ownership of securities of all nominees has been furnished to the Company by the respective nominees for director.

                                                         Principal Occupation,
Name, Age, Nature of Positions and   Year First              Experience
  Offices Held with the Company    Became Director    and Other Directorships
 ------------------------------    ---------------    ------------------------

Hugh A. Hair, 60 .................     1968           Mr. Hair has been actively
Chief Executive Officer,                               engaged in the  Company's
Chairman of the Board                                  business     since    its
                                                       founding. Mr. Hair served
                                                       as   President   of   the
                                                       Company from its founding
                                                       until  May  1995  and has
                                                       served as Chief Executive
                                                       Officer  and  Chairman of
                                                       the  Board  for more than
                                                       the past five years.

Carl W. Gerst, Jr., 58 ...........     1968           Mr.    Gerst    has   been
Chief Technical Officer,                               actively  engaged  in the
Treasurer, Vice Chairman                               Company's  business since
of the Board                                           its  founding.  Mr. Gerst
                                                       served as Executive  Vice
                                                       President     from    the
                                                       Company's  founding until
                                                       May 1995  when he  became
                                                       Chief  Technical  Officer
                                                       and Vice  Chairman of the
                                                       Board. Mr. Gerst has also
                                                       served as Treasurer since
                                                       May, 1992.

Lawrence A. Sala, 32 .............     1995           Mr.    Sala    has    been
President and Director                                 President  of the Company
                                                       since May 1995.  Mr. Sala
                                                       has     held      various
                                                       engineering           and
                                                       management positions with
                                                       the  Company  since  1984
                                                       and  was  most  recently,
                                                       Vice     President     of
                                                       Marketing.

William J. Mackay, 87 ............     1968           Mr.   Mackay  has  been  a
Secretary and Director                                 practicing   attorney  in
                                                       New York since  1941.  He
                                                       is a  member  of the firm
                                                       of   Mackay,   Caswell  &
                                                       Callahan,  counsel to the
                                                       Company.

Abraham Manber, 66 ...............     1971           Mr.  Manber was  President
Director                                               of     Amtech      Patent
                                                       Licensing Corp. from 1979
                                                       until his  retirement  in
                                                       March 1993.

Herbert I. Corkin, 72 ............     1989           Mr.    Corkin   has   been
Director                                               Chairman     and    Chief
                                                       Executive  Officer of The
                                                       Entwhistle   Company,   a
                                                       defense contractor, since
                                                       1954.   Mr.  Corkin  also
                                                       served  as  President  of
                                                       The  Entwhistle   Company
                                                       from 1954 until  December
                                                       1993.

Dale F. Eck, 52 ..................     1995           Mr.  Eck  has  been   Vice
Director President of Finance, Treasurer and a Director of The Entwhistle Company since 1978.

Certain Relationships and Related Transactions

     On September 8, 1994, the Board of Directors authorized $1,500,000 in funding for repurchases by the Company of its common stock at market prices, either through open market or privately negotiated transactions. Pursuant to such authorization, on September 23, 1994, the Company repurchased from Global 400,000 shares of its common stock in a privately negotiated transaction, at a price of $3.00 per share. The closing sale price of the Company's common stock on September 22, 1994 was $3.0625. Immediately prior to the repurchase, Global owned approximately 38% of the common stock of the Company. Herbert I. Corkin, a director of the Company, owns 24% of the capital stock of Global.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary of Cash and Certain Other Compensation

     The following table sets forth compensation paid to the Company's Chief Executive Officer and next most highly compensated executive officer for the Company's last three fiscal years and compensation paid to the other named executive officers for the fiscal year in which they became executive officers.


                           Summary Compensation Table

                                                                    Long Term
                                                                  Compensation
                                                                     Awards
                                                       Annual      -----------
                                                    Compensation    Securities
                                                    ------------    Underlying    All Other
                                                       Salary       Options(6)  Compensation(7)
       Name and Principal Position           Year        ($)           (#)           ($)
       ---------------------------           ----   ------------   -----------  -------------
Hugh A. Hair,
Chief Executive Officer and Chairman (1) .   1995     $225,000             0       $10,521
                                             1994      225,000             0         9,874
                                             1993      225,000             0         7,446
Carl W. Gerst, Jr.,
Chief Technical Officer, Vice Chairman and
  Treasurer(2) ...........................   1995      225,000             0         8,363
                                             1994      225,000             0         8,313
                                             1993      225,000             0         5,967

Lawrence A. Sala, President (3) ..........   1995       88,195        40,000         1,323

Gert R. Thygesen,
Vice President of Operations(4) ..........   1995      112,736        30,000         1,691

Joseph E. Porcello,
Vice President of Finance (5) ............   1995       76,752        20,000         1,151


----------
(1)  Mr. Hair had also served as the Company's President until May 1995.

(2) Mr. Gerst had served as the Company's Executive Vice President until May 1995 when he was elected Chief Technical Officer.

(3) Mr. Sala had served as the Company's Vice President of Marketing until May 1995 when he was elected President. Mr. Sala's current annual salary is $120,000.

(4) Mr. Thygesen had served as the Company's Operations Manager until May 1995 when he was elected Vice President of Operations.

(5) Mr. Porcello had served as the Company's Director of Finance until May 1995 when he was elected Vice President of Finance.

(6) The table reflects the number of shares which are subject to incentive stock options granted to Messrs. Sala, Thygesen and Porcello pursuant to the Company's Incentive Stock Option Plan (the "ISOP"), which was adopted by the Board on May 15, 1995, subject to approval of the ISOP by the stockholders at the Annual Meeting. See "Proposal to Approve the Incentive Stock Option Plan," below.

(7) All Other Compensation consists of contributions to the Company's 401(k) Salary Savings Plan and, with respect to Messrs, Hair and Gerst, reimbursement for premiums on life insurance policies owned by such executive officers.

Fiscal Year Option Grants

     The following table sets forth certain information regarding grants of stock options made during the last fiscal year to the named executive officers, including information as to potential realizable value of such options at assumed annual rates of stock price appreciation for the ten-year terms of the options. The stock options were granted pursuant to the Company's ISOP, subject to approval of the ISOP by the stockholders at the Annual Meeting.

                        Option Grants In Last Fiscal Year

                                             Individual Grants
                        --------------------------------------------------------
                                         Percent
                                        of Total                                  Potential Realizable Value
                         Number of       Options                                    at Assumed Annual Rates
                        Securities     Granted to                                 of Stock Price Appreciation
                        Underlying      Employees     Exercise or                      for Option Term(1)
                          Options       in Fiscal     Base Price      Expiration  --------------------------
      Name               Granted          Year          ($/sh)           Date         5%($)         10%($)
      -----             ----------     ----------     ----------       ---------     ------        -------
Hugh A. Hair ...........       0            0%         $   0             N/A       $     0        $      0

Carl W. Gerst, Jr. .....       0            0%             0             N/A             0               0

Lawrence A. Sala .......  40,000           40%          4.125           5/16/05     103,767        262,968

Gert R. Thygesen .......  30,000           30%          4.125           5/16/05      77,826        197,227

Joseph E. Porcello .....  20,000           20%          4.125           5/16/05      51,884        131,484


Outstanding Unexercised Option Values

     The following table sets forth certain information with respect to unexercised options held by the named executive officers at fiscal year end.(1)


                          Fiscal Year End Option Values

                         Number of Securities Underlying           Value of In-the-Money
                        Unexercised Options at July 1, 1995       Options At July 1, 1995(2)
                        -----------------------------------     -----------------------------
    Name                    Exercisable    Unexercisable        Exercisable     Unexercisable
    -----                   ----------     ------------         -----------     -------------
Hugh A. Hair ............     75,000            -0-               $208,125           -0-
Carl W. Gerst, Jr. ......     75,000            -0-                208,125           -0-
Lawrence A. Sala ........     20,000          40,000                74,625         85,000
Gert R. Thygesen ........     25,000          30,000                76,125         63,750
Joseph E. Porcello ......     14,500          20,000                36,375         42,500

----------
(1) Neither Mr. Hair nor Mr. Gerst exercised any options during the Company's last fiscal year. The options granted to Messrs. Sala, Thygesen and Porcello were granted subject to stockholder approval of the ISOP at the Annual Meeting.

(2) Amount represents the difference between the aggregate exercise price of the options and a $6.25 market price of the underlying common stock on July 1, 1995.

Pension Plan

     The Company maintains a non-contributory Pension Plan for the benefit of all employees over the age of 23 who have completed one year of service and who are not covered by any other retirement plan sponsored by a recognized bargaining unit. The Company pays all amounts required to provide retirement income benefits. The Pension Plan provides fixed benefits to be paid upon retirement at a specific age. Pension expense, including amortization of prior service cost over 30 years, was $182,358 for fiscal 1995.

     The table below illustrates the annual benefit that would be payable to executive officers of the Company who are at least 65 years of age at retirement, based on the formula in effect after June 30, 1992 and the ERISA limits on compensation and benefits. For illustration purposes, the table assumes all years of service under the current Pension Plan formula.

                               Pension Plan Table

     Final
Average Annual                   Estimated Annual Pension Payable
 Compensation                  Based on Years of Service Indicated
---------------     -----------------------------------------------------------
                    15 Years    20 Years     25 Years     30 Years     35 Years
                    --------    --------     --------     --------     --------
   $100,000 .....   $11,250      $15,000      $18,750      $22,600      $26,250
    125,000 .....    14,063       18,750       23,438       28,125       32,813
    150,000 .....    16,875       22,500       28,125       33,750       39,375
    175,000 .....    16,875       22,500       28,125       33,750       39,375
    200,000 .....    16,875       22,500       28,125       33,750       39,375
    225,000 .....    16,875       22,500       28,125       33,750       39,375
    250,000 .....    16,875       22,500       28,125       33,750       39,375
    275,000 .....    16,875       22,500       28,125       33,750       39,375

     Under the terms of the Pension Plan, each member who is at least 65 years of age at his retirement is entitled to a Normal Retirement Benefit. The Compensation used in determining the Pension Plan benefit for executive officers is based upon their annual salary as shown on the Summary Compensation Table. The Normal Retirement Benefit is determined as follows:

     A. 0.60% of average of highest five consecutive year's Compensation from date of employment to June 30, 1992 times Benefit Service to June 30, 1992; plus

     B.   0.75% of Compensation for each year of Benefit Service thereafter;

     but not less than the accrued benefit under the prior plan at June 30, 1992.

     Employees who have attained at least twelve years of service and are at least 55 years of age can retire and receive a proportionately reduced benefit.

     Under ERISA, the maximum annual benefit payable at age 65 is $120,000. The maximum compensation that could be considered for all participants, including the Company's executive officers, Messrs. Hair, Gerst, Sala, Thygesen and Porcello is $150,000 for 1995. These benefit and compensation limits are indexed to increases in the Consumer Price Index.

     The credited years of service as of July 1, 1995 under the Pension Plan for each of Messrs. Hair and Gerst are 23, and for Messrs. Sala, Thygesen and Porcello are 10, 14 and 18 respectively.

Change-in-Control Arrangements

     The Company has maintained since November, 1988, a plan for severance compensation to employees after a hostile takeover. The plan defines a hostile takeover to include, among others, the following events, if not approved by two-thirds of the members of the Board of Directors in office immediately prior to any such event: (1) the election of directors not nominated by the Board of Directors; or (2) a business combination, such as a merger. All full-time employees who had completed at least two years of continuous employment with the Company on the effective date of the plan became participants in the plan. After the effective date, nonparticipating full-time employees become participants as they complete two years of continuous full-time employment with the Company. A severance benefit is payable under the plan if a participant's employment with the Company terminates, voluntarily or involuntarily, within two years after a hostile takeover for reasons such as reduction in compensation, discontinuance of employee benefit plans without replacement with substantially similar plans, change in duties or status, certain changes in job location and involuntary termination of employment for reasons other than just cause. For participants who have completed two but less than five years, the benefit is equal to the employee's annual compensation during the year immediately preceding the termination of employment. For employees who have completed five or more years of continuous full-time employment, the benefit is equal to two and nine-tenths times the employee's annual compensation during the 12 months ending on the date of termination of employment, but may not exceed 2.99 times average annual compensation during the preceding five years. Annual compensation is defined for purposes of the plan as the amount of employee's wages, salary, bonuses and other incentive compensation. Benefits are payable in lump sum not less than ten days after termination of employment.

     To date, the Company is not aware of any event which would trigger the provisions of the Severance Plan.

Compensation of Directors

     The Company currently pays each outside director $7,500 per year and reimburses reasonable expenses incurred in attending directors meetings.

Compensation Committee Interlocks and Insider Participation

     William J. Mackay, a member of the Compensation Committee of the Board of Directors, has served as the Company's General Counsel and Secretary since 1968. During the fiscal year ended July 1, 1995, the law firm of Mackay, Caswell & Callahan, of which Mr. Mackay is a member, rendered legal services to the Company.

Board Compensation Committee Report on Executive Compensation

     The Compensation Committee (the "Committee") of the Board of Directors consists of the Company's four outside directors. The Committee reviews and determines executive compensation for the Company's five executive officers on an annual basis. The Committee has implemented an executive compensation philosophy that seeks to relate executive compensation to corporate performance, individual performance and creation of shareholder value. Historically, this has been achieved through compensation programs which focus on both short and long term results.

     In accordance with the Committee's executive compensation philosophy, the major components of executive compensation have been base salary and stock option grants. Option grants had been made pursuant to the Company's former Incentive Stock Option Plan which expired pursuant to its terms in October 1991, and have and may in the future be made pursuant to the ISOP, which was adopted by the Board on May 15, 1995 subject to stockholder approval of the ISOP at the Annual Meeting.

     Salaries for executive officers are based on current individual and organizational performance, affordability and competitive market trends. For purposes of informing the Committee of competitive trends within the electronics industry, the compensation data from the American Electronics Association Compensation Survey is made available to the Committee. The salary trend data used represents companies with similar sales volume within the electronics industry, and the Company's executive officer salary ranges are positioned between the median and the high end of the survey data.

     The Company's Chief Executive Officer and Chief Technical Officer have not received increases in compensation since 1990 and at the end of fiscal 1992, they voluntarily reduced their base salaries by ten percent. This action was taken as a result of corporate performance which was adversely impacted by declining defense budgets, industry wide consolidation, defense industry procurement delays and the depressed economy. As a consequence of these conditions, the Committee does not anticipate making any changes in the compensation levels of such executive officers until such time as the Company's results of operations significantly improve.

     The members of the Compensation Committee:

             Abraham Manber                     Herbert I. Corkin
             Dale F. Eck                        William J. Mackay

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*
                 AMONG ANAREN, THE NASDAQ STOCK MARKET-US INDEX
                   AND THE NASDAQ ELECTRONICS COMPONENTS INDEX


   [The following figures were represented by a graph in the printed material]

                                                Cumulative Total Return
                                       ---------------------------------------
                                       6/90   6/91   6/92   6/93   6/94   6/95

Anaren Microwave, Inc.                  100    132     68     82    105    263
NASDAQ Stock Market-US                  100    106    127    160    162    215
NASDAQ Electronic Components            100     96    117    202    222    461


* $100 Invested on 06/30/95 in stock or index - including reinvestment of dividends.
  Fiscal year ending June 30.

                             PROPOSAL TO APPROVE THE
                           INCENTIVE STOCK OPTION PLAN

     The Board of Directors has approved the adoption of the Incentive Stock Option Plan (the "ISOP"), subject to stockholder approval of the ISOP. The following summary of the ISOP is qualified in its entirety by the provisions of the ISOP, a copy of which is attached as Exhibit A.

Summary of Provisions

     The ISOP is an executive compensation plan. Pursuant to the ISOP, eligible employees of the Company may be granted options to purchase common stock of the Company. Options granted under the ISOP are intended to qualify as "incentive stock options," as defined under Section 422 of the Internal Revenue Code. The purposes of the ISOP are to provide an incentive to executive officers and other key employees to cause the value of the Company to grow and to promote employee loyalty to the Company.

     The ISOP is administered by a committee (the "Committee") of disinterested persons consisting of at least two members of the Board of Directors and other members appointed by the Board. The Company's four outside directors presently serve on the Committee. The Committee has sole authority to designate from all executive officers and key employees of the Company those employees or classes of employees who are eligible to participate in the ISOP and to determine the numbers and terms of the stock options to be granted to any particular individual who is an eligible participant. In designating eligible individual participants and in determining the number and terms of the stock options to be granted to eligible individuals, the Committee may take into account the nature of the services rendered by such individuals, their present and potential contributions to the Company's success and such other factors as may be deemed relevant to the Committee. At July 1, 1995, the Company had approximately 30 individuals potentially eligible to participate in the ISOP.

     The option price for stock options granted under the ISOP, which shall be determined by the Committee, may not be less than the fair market value of the shares subject to the options on the date the options are granted (or 110% of such value in the case of options granted to any individual who is a 10% shareholder of the Company). Any shares which are subject to purchase under options which terminate or expire may become subject to subsequent options which may be granted.

     Under the ISOP, the aggregate fair market value of the stock (determined as of the date the option pertaining to such stock was granted), with respect to which options are exercisable for the first time by an employee during any calendar year, may not exceed $100,000. Options granted under the ISOP may have a term of up to ten years (five years in the case of options granted to a 10% shareholder of the Company). An option is not exercisable until the expiration of six months from the date of its grant (or until after six months from the date of stockholder approval of the ISOP, in the case of the options which have been granted subject to such stockholder approval). Unless otherwise provided in any option which is granted, following the expiration of the applicable six month holding period, up to one-fifth (ignoring fractional shares) of the total number of shares subject to an option become exercisable in cumulative fashion on the first through fifth anniversary dates of the grant of the option. Options granted to a participant remain exercisable notwithstanding that there remain outstanding previously granted incentive stock options which the participant has not exercised. Options granted under the ISOP are nontransferable and the recipient of an option will have no rights as a stockholder with respect to the shares to which his option relates until the option is exercised and a stock certificate is issued to him for such shares. No option granted under the ISOP will be exercisable by an employee after the termination of an employee's employment, if the termination was for any reason other than death, disability or retirement. If an employee's termination of employment is due to (i) the death of the employee, an option may be exercised by the employee's estate no more than twelve months after such employee's death, (ii) an employee's retirement, an option may be exercised no more than three months after such employee's retirement, and (iii) an employee's disability, an option may be exercised no more than twelve months following the date of termination as a result of such disability.

     Options granted under the ISOP may be exercised by payment of the exercise price (i) in cash or certified check, (ii) by tender of shares of common stock of the Company having a fair market value equal to the option price, or (iii) by any combination of the these methods.

     400,00 shares of the Company's common stock have been reserved for issuance under the ISOP. The ISOP provides for appropriate adjustment of the number of shares available thereunder and of shares subject to outstanding options in the event of any changes in the outstanding common stock of the Company by reason of merger, stock splits or similar events or in the event of payment of dividends in common stock. Although the Committee may terminate, modify or amend the ISOP, the Committee may not, without the approval of the stockholders of the Company, increase the maximum number of shares of common stock which may be issued under the ISOP, except pursuant to a stock split, stock dividend or similar transaction.

     Subject to stockholder approval of the ISOP at the Annual Meeting, the ISOP became effective as of May 15, 1995, which is the date the ISOP was adopted by the Board. The ISOP will terminate on May 15, 2005, unless sooner terminated in accordance with its terms.

     The following table sets forth the option grants which will be received by the persons shown in the table, subject to stockholder approval of the ISOP at the Annual Meeting. The number of options which may be granted in the future under the ISOP cannot be determined at this time.

                                New Plan Benefits
                                                                Number of Units
                                                   Dollar         (Shares of
Name and Position                                 Value($)       Common Stock)
----------------                                  --------      ---------------
Hugh A. Hair .................................         0                0
  Chief Executive Officer,
  Chairman
Carl W. Gerst, Jr. ...........................         0                0
  Chief Technical Officer
  Treasurer, Vice Chairman
Lawrence A. Sala .............................  $165,000(1)         40,000
  President
Gert R. Thygesen .............................   123,750(1)         30,000
  Vice President of Operations
Joseph E. Porcello ...........................    82,500(1)         20,000
  Vice President of Finance
Executive Group ..............................   371,250(1)         90,000
Non-Executive Director Group(2) ..............         0                 0
Non-Executive Officer Employee Group .........    41,250(1)         10,000

----------
(1) These amounts represent the aggregate exercise price of the options granted. The per share exercise price of $4.125 was based on the closing sale price of the Company's common stock as quoted in the National Association of Securities Dealers Automated Quotation System (National Market System) on the date of grant. The closing sale price of the Company's common stock on October 20, 1995 was $7.50.

(2) Directors of the Company who are not also executive officers of or key employees of the Company are not eligible to participate in the ISOP.

General Federal Income Tax Consequences

     An employee will realize no taxable income by reason of being granted an option under the ISOP. Additionally, no taxable income will be realized by an employee for regular income tax purposes at the time options granted under the ISOP are exercised. No taxable income will be realized by an employee until he disposes of the stock acquired under the ISOP. For alternative minimum tax purposes, an employee generally recognizes no alternative minimum taxable income ("AMTI") at the time he is granted options under the ISOP, but he generally does recognize AMTI when the option is exercised in an amount equal to the excess of the fair market value of the stock acquired on the exercise of the option over the exercise price.

     If an employee disposes of stock acquired under the ISOP more than two years after the date of the option grant and more than one year after the transfer of the stock to the employee pursuant to the exercise of the option, the employee will recognize a capital gain or loss to the extent of the difference between the option exercise price and the price at which the stock is disposed of or the fair market value of the property received in exchange for the stock. In the event that an employee disposes of stock acquired under the ISOP prior to the expiration of this requisite holding period (a "Disqualifying Disposition"), he will realize ordinary income in the year of such disqualifying disposition to the extent that the fair market value of the stock on the date of exercise exceeds the option exercise price.

     The Company generally will be allowed no tax deduction on the grant or exercise of options granted under the ISOP, or upon the disposition by employees of stock acquired on the exercise of options received under the ISOP. However, the Company may be allowed a tax deduction to the extent that an employee realizes ordinary income on a Disqualifying Disposition.

     Any ordinary income recognized by an employee from a Disqualifying Disposition of stock will generally be subject to income taxation at current rates not in excess of 39.6%.

     An employee's basis for determining gain or loss upon the sale of the stock acquired pursuant to the ISOP will be the option exercise price, plus the amount of any ordinary income realized by him upon disposition. Any amount realized by an employee in excess of his basis in the stock will be taxable as long or short-term capital gain, depending upon his holding period for the stock. An employee's disposition of stock acquired pursuant to the ISOP, if the requisite holding period set forth above is met, will result in either a capital gain or loss. Currently, the maximum tax rate on net capital gains (excess of net long-term capital gain over net short-term capital loss) is 28%.

     The foregoing discussion is only a summary of certain aspects of the highly complex federal income tax rules applicable to participants in the ISOP and does not address other taxes which may affect an individual, such as state and local income taxes, federal and state estate taxes, inheritance and gift taxes and/or foreign taxes.

     The affirmative vote of a majority of outstanding shares of the common stock of the Company is required for approval of the ISOP. The Board of Directors recommends a vote FOR the approval of the ISOP. If approval of the ISOP is not obtained, the ISOP will be terminated and the options which were granted subject to stockholder approval of the ISOP will be void.

                      COMPLIANCE WITH SECTION 16(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     The Company believes that for the fiscal year ended July 1, 1995, its officers, directors and the beneficial owner of more than 10% of the Company's common stock complied with the filing requirements under Section 16(a) of the Securities Exchange Act of 1934.

                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     During the fiscal year ended July 1, 1995, KPMG Peat Marwick, the Company's independent accountant, was retained by the Board of Directors to perform the annual examination of the consolidated financial statements of the Company and its subsidiaries. The Board also retained KPMG Peat Marwick to provide assistance in the preparation of federal income and state franchise tax returns.

     The independent certified public accountants selected by management to audit the Company's books and records for the current fiscal year is the firm of KPMG Peat Marwick, 113 South Salina Street, Syracuse, New York, which firm has been the Company's principal accountants for the past 24 years. It is anticipated that a representative of KPMG Peat Marwick will be present at the Annual Meeting and will have an opportunity to make a statement and to answer questions of stockholders.

                COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

     The Company's Board of Directors has a Compensation Committee, which is made up of Board members Abraham Manber, William J. Mackay, Herbert I. Corkin and Dale F. Eck. The function of the Compensation Committee is to recommend to the Board of Directors competitive compensation plans for officers and key employees. During the fiscal year ended July 1, 1995, the Compensation Committee met once.

     The Board of Directors met 4 times during the last fiscal year. Each member attended at least 75% of the meetings.

      The Company does not have a Nominating Committee. The Company's Audit Committee, which consists of Abraham Manber and William J. Mackay, did not meet during the last fiscal year. The function of the Audit Committee is to review the Company's annual audit with the Company's independent accountant.

                                  MISCELLANEOUS

Transaction of Other Business

     As of the date of this Proxy Statement, management has no knowledge of any business which will be presented for consideration at the meeting other than that described herein. Should any other matter properly come before the meeting, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with their best judgment.

                             SOLICITATION OF PROXIES

     The entire expense of preparing, assembling and mailing the proxy statement, form of proxy and other material used in the solicitation of proxies will be paid by the Company. In addition to the solicitation of proxies by mail, arrangement may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxy material to their principals, and the Company will reimburse them for expenses in so doing. To the extent necessary to insure sufficient representation, officers and regular employees of the Company may request, without additional compensation therefor, the return of proxies personally by telephone or telegram. The extent to which this will be necessary depends entirely on how promptly proxies are received and stockholders are urged to send their proxies without delay.

                              STOCKHOLDER PROPOSALS

     In order for a stockholder proposal to be considered at next year's annual meeting, such proposal must be submitted to the Company by June 27, 1996.





                                                      William J. Mackay
                                                      Secretary


Date:  October 27, 1995
Syracuse, New York

                                                                       EXHIBIT A

                              ANAREN MICROWAVE INC.
                           INCENTIVE STOCK OPTION PLAN

1.  Purpose.

     The Anaren Microwave, Inc. Incentive Stock Option Plan (the "Plan") is intended to encourage ownership of the capital stock of Anaren Microwave, Inc. (the "Company") among executive officers and other key employees of the Company so as to provide an incentive to them to continue their employment with the Company and exert their maximum efforts towards the Company's success. By thus encouraging employees and promoting their continued association with the Company, the Plan may be expected to benefit the Company and its shareholders.


2.  Shares Subject to the Plan.

     The total number of shares of the common stock of the Company, $.01 par value per share (the "Common Stock") which may be subject to options granted under the Plan shall be 400,000 in the aggregate, subject to adjustment as provided in Section 8. The Company shall at all times while the Plan is in force reserve such number of authorized and unissued or treasury shares of Common Stock as will be sufficient to satisfy the requirement of outstanding options granted under the Plan. In the event any option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole, or in part, the unpurchased shares of Common Stock subject thereto shall again be available for option under the Plan.


3.  Administration of the Plan.

     (a) The Plan shall be administered by a committee of disinterested persons appointed by the Board of Directors of the Company (the "Committee") as constituted from time to time. The Committee shall consist of at least two members of the Board. During the one year period prior to commencement of service on the Committee, the Committee members shall not have been granted or awarded, and while serving on the Committee such members shall not be granted or awarded, stock options under the Plan or under any other discretionary plan of the Company or any of its affiliates under which participants are entitled to acquire stock, stock options or stock appreciation rights of the Company or any of its affiliates.

     (b) The Committee shall have the authority, in its sole discretion and from time to time, to: (i) designate the employees or classes of employees eligible to participate in the Plan; (ii) determine the individuals to whom, and the time or times at which, options shall be granted, and the number of shares of Common Stock to be subject to each option; (iii) to interpret the Plan and to prescribe, amend and rescind rules and regulations relating to the Plan; (iv) determine the terms and provisions of the respective option grants (which need not be identical) consistent with their being "incentive stock options" as provided in Section 422 of the Code; and (v) make all other determinations and take all other actions necessary or advisable for the implementation and administration of the Plan. Decisions and determinations of the Committee on all matters relating to the Plan shall be in its sole discretion and any determination by a majority of the members of the Committee shall be deemed to have been made by the whole Committee. No member of the Committee shall be liable for any action taken or decision made in good faith relating to the Plan or any award thereunder.

4.  Eligibility.

     (a) Participants in the Plan shall be selected by the Committee from the executive officers and other key employees of the Company or of a parent or subsidiary (within the meaning of Sections 424(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended (the "Code")), of the Company. In making this selection and in determining the amount and terms of any options granted, the Committee may take into account the nature of the services rendered by such individuals, their present and potential contributions to the Company's success, and such other factors as the Committee, in its sole discretion, shall deem relevant. Notwithstanding the foregoing, no option shall be granted to any individual who owns (within the meaning of Section 422(b)(6) and 424(d) of the Code) at the time the option is granted, more than 10% of the total combined voting power or value of all classes of stock of the Company or a parent or subsidiary of the Company, except as provided in Section 4(b) of the Plan.

     (b) Notwithstanding the provisions of Section 4(a) above, an option may be granted, consistent with the other terms of the Plan, to an employee who owns (within the meaning of Sections 422(b)(6) and 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or a parent or subsidiary of the Company if, at the time such option is granted, the option price is an amount which equals or exceeds 110% of the fair market value of the Common Stock subject to the option, and such option by its terms is not exercisable more than five (5) years after it is granted.

     (c) Nothing contained in the Plan shall be construed to limit the right of the Company to grant options otherwise than under the Plan.

     (d) Subject to Section 4(e) below, if options have been granted under the Plan, additional options may be granted from time to time to a holder of such an option, and options may be granted from time to time to one or more employees who have not previously been granted options under the Plan.

     (e) The aggregate fair market value of the Common Stock, with respect to which options are exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. For purposes of this Section 3(e) of the Plan, (i) options shall be taken into account in the order in which they were granted, (ii) the fair market value of any Common Stock shall be determined as of the time the option with respect to such Common Stock was granted, and
(iii) the term "Common Stock" shall mean any stock of the Company or of its parent or subsidiary (within the meaning of Sections 424(e) and (f) of the Code) with respect to which the optionee has been granted incentive stock options (as defined in Section 422 of the Code).

5.  Terms of Options.

     All options granted under the Plan are intended to qualify as "incentive stock options" under the provisions of Section 422 of the Code. The terms of each option granted under the Plan shall be determined by the Committee consistent with the provisions of the Plan, including the following:

         (a) The purchase price of the shares of the Common Stock subject to each option shall not be less than the fair market value of the Common Stock at the time such option is granted. Such fair market value shall be determined by the Committee and, if the Common Stock is listed on a national securities exchange or traded on the over-the-counter market, shall be the closing sale price of the Common Stock on such exchange, or on the over-the-counter market as quoted in the National Association of Securities Dealers Automated Quotation System (presently the NASDAQ National Market System), as the case may be, on the day on which the option is granted or, on the next business day, if such date is not a business day.

         (b) An option granted under the Plan shall not be exercisable until the expiration of six months from the date of its grant and in the case of a grant which is conditioned upon subsequent shareholder approval of the Plan, six months from the date of such shareholder approval. Unless otherwise provided in any option grant under the Plan, following the expiration of the applicable six month holding period, up to one-fifth (ignoring fractional shares) of the total number of shares subject to an option granted under the Plan shall become exercisable in cumulative fashion on the first through fifth anniversary dates of the grant of the option. In no case may an option be exercised as to less than one hundred
     (100) shares at any one time (or the remaining shares covered by the option if less than one hundred (100)).

         (c) Each option granted under the Plan shall by its terms expire and shall not be exercisable after the expiration of ten years from the date of its grant (unless a shorter period is provided by the Committee or another Section of this Plan) and shall be subject to earlier termination as expressly provided in Section 6 hereof.

         (d) An option granted under the Plan shall be exercised by the delivery by the holder thereof to the Company at its principal office (attention of the Vice President of Finance) of written notice of the number of shares with respect to which the option is being exercised accompanied by payment in full of the purchase price of such shares. Payment for such shares may be made (as determined by the Committee) (i) in cash, (ii) by certified check payable to the order of the Company in the amount of such purchase price, (iii) by delivery of Common Stock to the Company having a fair market value equal to said purchase price, or (iv) by any combination of the methods of payment described in (i) through (iii) above.

         (e) The holder of an option shall have none of the rights of a shareholder with respect to the shares covered by his option until such shares shall be issued to him upon the exercise of his option.

         (f) No option granted under the Plan shall be transferable otherwise than by will or the laws of descent and distribution and any option may be exercised during the lifetime of the holder thereof only by him. No option granted under the Plan shall be subject to execution, attachment or other process.


6.  Death, Retirement or Disability or Termination of Employment for Other
    Reasons.

     (a) Upon the death of a holder of an option under the Plan, any option exercisable on the date of death may be exercised by the optionee's estate or by a person who acquires the right to exercise such option by bequest or inheritance or by reason of the death of the optionee, provided that such exercise occurs both within the remaining option term and within one year after the optionee's death. The provisions of this section shall apply notwithstanding the fact that the optionee's employment may have terminated prior to death, but only to the extent of any options exercisable on the date of death.

     (b) Upon the termination of employment of a holder of an option under the Plan by reason of the disability (within the meaning of Section 22(e)(3) of the Code) of such holder, such option may be exercised, to the extent such options were exercisable at the date of such termination of employment, provided that such exercise occurs both within the remaining option term and within the one year period following the date of such termination of such optionee's employment as a result of such disability.

     (c) Upon the termination of the employment of a holder of an option under the Plan by reason of such holder's retirement, such holder may exercise any options, to the extent such options were exercisable at the date of such termination of employment, provided that such exercise occurs both within the remaining option term and within the three month period after the date of termination of employment due to retirement.

     (d) Except as provided in subsections (a), (b) or (c) of this Section 6, upon the termination of the employment of a holder of an option, all options, to the extent not previously exercised, shall terminate and become null and void immediately upon such termination of the holder's employment.

7.  Leave of Absence.

     The Committee shall be entitled to make such rules, regulations and determinations as it deems appropriate under the Plan in respect of any leave of absence taken by the recipient of any option. Without limiting the generality of the foregoing, the Committee shall be entitled to determine (i) whether or not any such leave of absence shall constitute a termination of employment within the meaning of the Plan and (ii) the impact, if any, of any such leave of absence on the grant of options under the Plan theretofore made to any recipient who takes such leave of absence.

8.  Adjustment upon Changes in Capitalization.

     (a) In the event that the outstanding Common Stock is hereafter changed by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock splitup, combination or exchange of shares and the like, or dividends payable in shares of the Common Stock, an appropriate adjustment shall be made by the Committee in the aggregate number of shares available under the Plan and in the number of shares and price per share subject to outstanding options. If the Company shall be reorganized, consolidated or merged with another corporation, or if all or substantially all of the assets of the Company shall be sold or exchanged, the holder of an option shall at the time of issuance of the stock under such a corporate event, be entitled to receive upon the exercise of his option the same number and kind of shares of stock or the same amount of property, cash or securities as he would have been entitled to receive upon the happening of any such corporate event as if he had been, immediately prior to such event, the holder of the number of shares covered by his option, provided, however, that in any of such events the Committee shall have the discretionary power to take any action necessary or appropriate to prevent the option granted herein from being disqualified as an "incentive stock option" under the provisions of section 422 of the Code.

     (b) Any adjustment in the number of shares shall apply proportionately to only the unexercised portion of any option granted hereunder. If fractions of a share would result from any such adjustment, the adjustment shall be revised to the next lower whole number of shares.

9.  Further Conditions of Exercise.

     (a) Unless prior to the exercise of the option the shares of Common Stock issuable upon such exercise have been registered with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, the notice of exercise shall be accompanied by a representation or agreement of the individual exercising the option to the Company to the effect that such shares are being acquired for investment and not with a view to the resale or distribution thereof or such other documentation as may be required by the Company unless in the opinion of counsel to the Company such representation, agreement or documentation is not necessary to comply with the said Act.

     (b) The Company shall not be obligated to deliver any shares of the Common Stock until they have been listed on each securities exchange on which the Common Stock may then be listed or until there has been qualification under or compliance with such state or federal laws, rules or regulations as the Company may deem applicable.


10.  Effective Date and Term; Termination, Modification and Amendment.

     (a) The Plan shall become effective on the date of its adoption by the Board of Directors of the Company and the Plan (but not options granted under the Plan) shall terminate ten (10) years from the date of its adoption by the Board. No option shall be granted after termination of the Plan. The Plan shall be submitted to the Company's shareholders for approval at the annual meeting of the shareholders next succeeding the adoption of the Plan by the Board and in no event later than twelve months of the date the Plan is adopted by the Board. The grant of any options prior to the date that the Plan is approved by the shareholders shall be conditioned upon subsequent shareholder approval of the Plan.

     (b) The Plan may from time to time be terminated, modified or amended by the affirmative vote of the holders of a majority of the outstanding shares of the Company's Common Stock entitled to vote thereon.

     (c) The Committee may, without further action by the shareholders and without receiving further consideration from the participants, amend the Plan or condition or modify grants of options under the Plan in response to changes in securities or other laws or rules, regulations or regulatory interpretations thereof applicable to the Plan or to comply with NASD rules or requirements.

     (d) The Committee may at any time and from time to time terminate or modify or amend the Plan in any respect, except that without shareholder approval the Committee may not (i) increase the maximum number of shares of Common Stock which may be issued under the Plan (other than increases pursuant to Section 8),
(ii) extend the period during which any option may be granted or  exercised,  or
(iii) extend the term of the Plan. The termination or any modification or amendment of the Plan, except as provided in subsection (c), shall not without the consent of a participant, affect his or her rights under an award previously granted to him or her.


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


PROXY                                                   ANAREN MICROWAVE, INC.                                                 PROXY
                                                         6635 Kirkville Road
                                                    East Syracuse, New York 13057

                                                         THIS IS YOUR PROXY

                        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ANAREN MICROWAVE, INC.

     The undersigned  hereby appoints Hugh A. Hair and Lawrence A. Sala and each of them as proxies,  each with the power to appoint his  substitute,  and hereby  authorizes  them to represent and to vote, as designated  below,  all of the shares of common stock of
Anaren  Microwave,  Inc. held of record by the  undersigned on October 20, 1995 at the Annual Meeting of  Stockholders to be held on
December 6, 1995, or any adjournment thereof. If any nominee for director should be unavailable to serve, it is intended that all of the shares will be voted for such substitute nominee as may be determined by the Board of Directors.

PROPOSAL  1:  ELECTION OF  DIRECTORS          FOR all  nominees  listed  below  / /          WITHHOLD AUTHORITY to vote for all / /
                                              (except as marked to the contrary).            nominees listed below.

Nominees: Hugh A. Hair, Carl W. Gerst, Jr., William J. Mackay, Abraham Manber,  Lawrence A. Sala, Herbert I. Corkin and Dale F. Eck

(Instruction:  To  withhold  authority  to  vote for any individual  nominee, strike a line through that nominee's name in the above list.)

PROPOSAL  2:  TO APPROVE INCENTIVE STOCK OPTION PLAN
                  FOR  / /                                  AGAINST  / /                               ABSTAIN  / /

In their  discretion the proxies are authorized to vote upon such other business as may properly come before the meeting.

                                                                    (Continued and to be dated and signed on the reverse.)


    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED  STOCKHOLDER.  IF NO DIRECTION
IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR AND FOR APPROVAL OF THE INCENTIVE STOCK OPTION PLAN.

IMPORTANT.  Please  sign  exactly as name  appears  on this card.  Each joint  owner  should  sign.  Executors, administrators, trustees, etc. should give full title.

                                                                                       SIGNATURES:

                                                                                       Dated:_________________________________, 1995


                                                                                       _____________________________________________
                                                                                       Signature

                                                                                       _____________________________________________
                                                                                       Please Print Name Here

                                                                                       _____________________________________________
                                                                                       Signature

                                                                                       _____________________________________________
                                                                                       Please Print Name Here

                                                                                       PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY
                                                                                       PROMPTLY USING THE ENCLOSED ENVELOPE.


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